UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2010

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State of Incorporation)	Commission File Number	(IRS employer identification no.)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip code)

(610) 251-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On April 30, 2010, following informal discussions with the Federal Trade Commission (“FTC”), Triumph Group, Inc. (“Triumph”) notified the FTC that it has elected to withdraw and refile the Hart-Scott-Rodino (“HSR”) notification and report form for its previously announced plan to acquire Vought Aircraft Industries, Inc., in order to give the FTC additional time to review the proposed transaction.  Triumph originally filed its notification and report form on April 2, 2010.  The HSR notification and report form are being withdrawn effective as of May 3, 2010, and Triumph intends to refile on May 5, 2010.  Upon renewing its filing on that date, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act will expire on Friday, June 4, 2010, at 11:59 p.m. New York City time, unless earlier terminated or extended by a request for additional information.  As previously announced, Triumph anticipates completing the transaction in July of 2010, subject to customary closing conditions including regulatory approvals and approval of Triumph stockholders.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955.  These forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause Triumph's actual results, performance, or achievements to be materially different from any expected future results, performance, or achievements. Such forward-looking statements include, but are not limited to, statements about the completion of the transaction.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the possibility that conditions to the consummation of the proposed transaction are not satisfied or are not satisfied as quickly as we anticipate. For more information, see the risk factors described in Triumph's current Form 10-K and other SEC filings.

Additional Information

In connection with the proposed merger, Triumph has filed a proxy statement with the SEC and mailed the definitive proxy statement to its stockholders. Investors and security holders are urged to read the proxy statement regarding the proposed merger because it contains important information. You may obtain a free copy of the proxy statement and other related documents filed by Triumph with the SEC at the SEC's website at http://www.sec.gov. The definitive proxy statement and the other documents may also be obtained for free by accessing Triumph’s website at http://www.triumphgroup.com under the heading "Investor Relations" and then under the heading "Financial Information" and then under the heading "SEC Filings."

Participants in the Solicitation

Triumph and its directors, executive officers and certain other members of management and employees may be soliciting proxies from stockholders in favor of certain matters relating to the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with such matters is filed with the SEC. Information about the directors and executive officers of Triumph is set forth in Triumph’s definitive proxy statement filed with the SEC on June 23, 2009.  Additional information regarding the participants in the proxy solicitation is set forth in the proxy statement relating to the merger filed with the SEC on April 29, 2010.  You may obtain a free copy of the definitive proxy statement and other related documents filed by Triumph with the SEC using the contact information described above.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2010	TRIUMPH GROUP, INC.
	By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary